Exhibit 10.6

HSBC

DATE OF ISSUE: 03SEP2019

IRREVOCABLE TRANSFERABLE STANDBY DOC. CREDIT NO. SDCMTN575813

BENEFICIARY:    APPLICANT:
BRISTOL-MYERS SQUIBB COMPANY    PTC THERAPEUTICS, INC. 3551 LAWRENCEVILLE-PRINCETON ROAD    11 00    CORPORATE CT.
(PLEASE REFER SBLC TEXT FOR    SOUTH PLAINFIELD, NJ    07080 COMPLETE DETAILS)

ADVISING BANK:    AMOUNT: USD    7,500,000.00

USD SEVEN MILLION FIVE HUNDRED
THOUSAND .00    ONLY

DATE AND PLACE OF EXPIRY:
02SEP2020
AT COUNTER OF ISSUING BANK

FULL NAME AND ADDRESS OF BENEFICIARY:

BRISTOL-MYERS SQUIBB COMPANY 3551 LAWRENCEVILLE-PRINCETON ROAD PRINCETON, NEW JERSEY 08540
ATTENTION: CORPORATE REAL ESTATE DEPARTMENT

WE HEREBY OPEN OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SDCMTN575813 IN FAVOR OF BRISTOL-MYERS SQUIBB COMPANY FOR THE ACCOUNT OF PTC THERAPEUTICS, INC., HAVING AN ADDRESS AT 100 CORPORATE CT., SOUTH PLAINFIELD, NJ 07080 IN THE AGGREGATE AMOUNT NOT TO EXCEED USD 7,500,000.00 (US DOLLARS SEVEN MILLION FIVE HUNDRED THOUSAND ONLY) AVAILABLE BY BENEFICIARY'S DRAFT(S) DRAWN ON US AT SIGHT. ALL DRAFT(S) MUST BE MARKED ''DRAWN UNDER HSBC BANK USA, N.A. STANDBY LETTER OF CREDIT NO. SDCMTN575813 DATED SEPTEMBER 3RD, 2019''.

ALL DRAFTS DRAWN UNDER THIS LETTER OF CREDIT MUST BE ACCOMPANIED BY THE ORIGINAL OF THIS LETTER OF CREDIT AND A STATEMENT PURPORTEDLY SIGNED BY AN AUTHORIZED REPRESENTATIVE OF BENEFICIARY OR ITS SUCCESSOR(S) OR ASSIGN(S), CERTIFYING THAT BENEFICIARY IS ENTITLED TO DRAW UPON THIS LETTER OF CREDIT IN THE AMOUNT SHOWN ON THE SIGHT DRAFT PURSUANT TO THE TERMS OF THAT CERTAIN LEASE DATED AUGUST 3RD, 2019 BY AND BETWEEN PTC
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ATTACHED TO AND FORMING PART OF DC NO. SDCMTN575813    PAGE 2

DATE OF ISSUE: 03SEP2019

BENEFICIARY:
BRISTOL-MYERS SQUIBB COMPANY
3551 LAWRENCEVILLE -PRINCETON ROAD
(PLEASE REFER SBLC TEXT FOR
COMPLETE DETAILS)

THERAPEUTICS, INC., AS TENANT, AND BRISTOL-MYERS SQUIBB
COMPANY, AS LANDLORD (THE “LEASE”).

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR FROM THE PRESENT OR ANY FUTURE EXPIRY DATE UNLESS AT LEAST SIXTY
(60) DAYS PRIOR TO THE THEN CURRENT EXPIRY DATE, WE NOTIFY YOU IN WRITING BY CERTIFIED MAIL OR RECOGNIZED OVERNIGHT COURIER THAT WE ELECT NOT TO RENEW THIS LETTER OF CREDIT FOR ANY SUCH ADDITIONAL ONE YEAR PERIOD. NOTICES TO BENEFICIARY SHALL BE SENT TO BENEFICIARY AT THE ADDRESS LISTED ABOVE, TO THE ATTENTION OF CORPORATE REAL ESTATE DEPARTMENT.

IN ANY EVENT , THIS LETTER OF CREDIT WILL NOT BE AUTOMATICALLY EXTENDED BEYOND AUGUST 31, 2024 WHICH IS THE FINAL EXPIRATION DATE OF THIS LETTER OF CREDIT.

PARTIAL DRAFTS AND/OR DRAWINGS EXPRESSLY ARE PERMITTED HER EUNDER. THE AMOUNT OF EACH DRAFT AND/OR DRAWING SHALL BE ENDORSED ON THE REVERSE SIDE HEREOF.

THIS CREDIT IS TRANSFERABLE IN FULL, BUT NOT IN PART, AND MAY BE TRANSFERRED SUCCESSIVELY. WE SHALL NOT RECOGNIZE ANY TRANSFER OF THIS CREDIT UNTIL A TRANSFER REQUEST IN THE FORM OF EXHIBIT (A) ATTACHED HERETO IS FILED WITH US, AND OUR TRANSFER CHARGES HAVE BEEN PAID BY THE APPLICANT. OUR TRANSFER FEE IS 0.25% ON THE AMOUNT OF THE TRANSFER (MINIMUM USD 300.00). THE ORIGINAL LETTER OF CREDIT AND ANY ORIGINAL AMENDMENTS MUST ACCOMPANY THE TRANSFER FORM. THE SIGNATURE AND THE TITLE OF THE PERSON SIGNING THE TRANSFER FORM MUST BE VERIFIED BY YOUR BANK.

THE ISSUING BANK WILL NOT EFFECT A TRANSFER OR MAKE ANY PAYMENT UNDER THIS STANDBY LETTER OF CREDIT TO ANY PERSON WHO IS LISTED ON A UNITED NATIONS, EUROPEAN UNION OR UNITED STATES OF AMERICA SANCTIONS LIST , NOR TO ANY PERSON WITH WHOM THE ISSUING BANK IS PROHIBITED FROM ENGAGING IN TRANSACTIONS UNDER APPLICABLE UNITED STATES FEDERAL OR STATE ANTI-BOYCOTT, ANTI-TERRORISM OR ANTI-MONEY LAUNDERING LAWS OR US SANCTIONS LAWS.
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ATTACHED TO AND FORMING PART OF DC NO. SDCMTN575813    PAGE 3

DATE OF ISSUE: 03SEP2019

BENEFICIARY:
BRISTOL-MYERS SQUIBB COMPANY
3551 LAWRENCEVILLE-PRINCETON ROAD
(PLEASE REFER SBLC TEXT FOR
COMPLETE DETAILS)
THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR
UNDERTAKING. THIS UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED, OR AMPLIFIED BY REFERENCE TO ANY DOCUMENT OR CONTRACT REFERRED TO HEREIN OR IN WHICH THIS LETTER OF CREDIT IS REFERRED TO, AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREBY BY REFERENCE ANY DOCUMENT OR INSTRUMENT.

WE HEREBY AGREE WITH YOU THAT DRAFT(S) DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED AT SIGHT IF PRESENTED TOGETHER WITH DOCUMENT(S) AS SPECIFIED AND THE ORIGINAL OF THIS LETTER OF CREDIT, AT OUR OFFICE LOCATED AT HSBC BANK USA, N.A., GLOBAL TRADE AND RECEIVABLES FINANCE (GTRF) TRANSACTION SERVICES, 452 FIFTH AVENUE, NEW YORK, NY 10018 ON OR BEFORE THE ABOVE STATED EXPIRY DATE. DRAFT(S) DRAWN UNDER THIS CREDIT MUST SPECIFICALLY REFERENCE OUR CREDIT NUMBER.

EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (ISP
98) AS IT EXISTS AS OF THE DATE OF THIS ISSUANCE OF THIS LETTER OF CREDIT, AND ENGAGES US IN ACCORDANCE WITH THE TERMS THEREOF. AS TO MATTERS NOT GOVERNED BY THE ISP98, THIS STANDBY LETTER OF CREDIT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN THE STATE OF NEW YORK.

PLEASE SEND ALL CLAIMS AND CORRESPONDENCE TO THE FOLLOWING ADDRESS:
HSBC BANK USA, N.A.,
GLOBAL TRADE AND RECEIVABLES FINANCE (GTRF) TRANSACTIONS SERVICES
452 FIFTH AVENUE NEW YORK, NY 10018

FOR ANY QUERIES, PLEASE CONTACT OUR CLIENT SERVICES TEAM AT: GTRF.USCS@US.HSBC.COM OR PHONE NO. 1 866 327 0763 OR
FAX NO. 1 718 488 4909

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ATTACHED TO AND FORMING PART OF DC NO. SDCMTN575813    PAGE 4

DATE OF ISSUE: 03SEP2019

BENEFICIARY:
BRISTOL-MYERS SQUIBB COMPANY
13551    LAWRENCEVILLE-PRINCETON ROAD
(PLEASE REFER SBLC TEXT FOR
COMPLETE DETAILS)

/s/Antonio Batac	/s/Ya Ping Leung
Authorized Signer	HSBC Bank USA, N.A. GTRF SERVICES
HSBC Bank USA, N.A. GTRF SERVICES	YA PING LEUNG 21423
ANTONIO BATAC (21422)	SR. MANAGER GTRF SERVICES
MANAGER GTRF SERVICES

Date of Amendment 05SEP2019	Credit Number: SDCMTN575813 ISSUED ON : 03SEP2019

BENEFICIARY: BRISTOL-MYERS SQUIBB COMPANY 3551 LAWRENCEVILLE-PRINCETON ROAD (PLEASE REFER SBLC TEXT FOR COMPLETE DETAILS)	APPLICANT: PTC THERAPEUTICS, INC. 100 CORPORATE CT. SOUTH PLAINFIELD, NJ 07080

ADVISING BANK:	DC AMOUNT: USD 7,500,000.00

THIS AMENDMENT (NO. 001) FORMS AN INTEGRAL PART OF THE ABOVE MENTIONED DOCUMENTARY CREDIT AND MUST BE ATTACHED THERETO.
AMEND CONDITIONS AS FOLLOWS:

/ADD/

WE HEREBY AMEND THE ABOVE MENTIONED STANDBY DC AS FOLLOWS:

DELETE:

IN ANY EVENT, THIS LETTER OF CREDIT WILL NOT BE AUTOMATICALLY
EXTENDED BEYOND AUGUST 31, 2024 WHICH IS THE FINAL EXPIRATION
DATE OF THIS LETTER OF CREDIT.

AND REPLACE WITH:

IN ANY EVENT, THIS LETTER OF CREDIT WILL NOT BE AUTOMATICALLY
EXTENDED BEYOND SEPTEMBER 01, 2055 WHICH IS THE FINAL EXPIRATION
DATE OF THIS LETTER OF CREDIT.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

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HSBC BANK USA, N.A., GTRF SERVICES

ATTACHED TO AND FORMING PART OF DC NO. SDCMTN575813

DATE OF ISSUE: 03SEP2019	BENEFICIARY: BRISTOL-MYERS SQUIBB COMPANY 3551 LAWRENCEVILLE-PRINCETON ROAD (PLEASE REFER SBLC TEXT FOR COMPLETE DETAILS)

THIS AMNEDMENT CONSISTS OF 2 PAGES
*************************************************************************************

/s/Rafaeldo Nascimento Tonarelli	/s/Kim Chung Yiu
Authorized Signer	HSBC Bank USA, N.A. GTRF SERVICES
HSBC Bank USA, N.A. GTRF SERVICES	KIM CHUNG YIU (16365)
RAFAELDO NASCIMENTO TONARELLI (22183)	SR. MANAGER GTRF SERVICES
MANAGER GTRF SERVICES